UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): December 8, 2017

nFüsz, Inc.

(Exact name of registrant as specified in its charter)

Nevada	000-55314	90-1118043
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

344 S. Hauser Boulevard, Suite 414

Los Angeles, California 90036

(Address of principal executive office, including zip code)

(855) 250-2300

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	ENTRY INTO MATERIAL DEFINITIVE AGREEMENT.

To the extent required by Item 1.01 of Form 8-K, the information contained or incorporated in Item 3.02 of this Form 8-K is incorporated by reference in this Item 1.01.

Item 2.03	CREATION OF A DIRECT FINANCIAL OBLIGATION OR AN OBLIGATION UNDER AN OFF-BALANCE SHEET ARRANGEMENT OF A REGISTRANT

To the extent required by Item 2.03 of Form 8-K, the information contained or incorporated in Item 3.02 of this Form 8-K is incorporated by reference in this Item 2.03.

Item 3.02	UNREGISTERED SALES OF EQUITY SECURITIES.

As previously reported on Form 8-K dated February 21, 2017, we entered into a securities purchase agreement dated February 10, 2017, and effective February 14, 2017 (the “RD SPA”), with RedDiamond Partners, LLC (“RedDiamond”), pursuant to which we issued 52,500 shares of Series A Preferred Stock on July 7, 2017 for cash proceeds of $50,000, and 262,500 shares of Series A Preferred Stock on July 28, 2017 for cash proceeds of $250,000. The Series A Preferred Stock has a mandatory redemption provision, with redemption payments for these sales to be made on January 8, 2018 and January 15, 2018, each in the amount of $26,250, followed by ten weekly mandatory redemption payments commencing February 28, 2018, each in the amount of $26,250. The redemption payments could be paid in cash or by conversion of the Series A Preferred Stock into our common shares, at our option. Pursuant to the RD SPA, all the of redemption payments are to be accelerated upon the effective date of an S-1 registration statement, which occurred by Notice of Effectiveness filed on November 13, 2017.

The proceeds from the issuance of the three notes disclosed below and reported on this Form 8-K, were utilized to pay the RedDiamond mandatory redemption payments in full with accrued interest, in cash, and not by conversion into any of our common shares.

Effective December 8, 2017, pursuant to a securities purchase agreement dated December 5, 2017 (the “EMA SPA”), we issued an unsecured convertible note payable to EMA Financial, LLC, (“EMA”) in the amount of $185,000 (the “EMA Note”). The Note bears interest at the rate of 8% per annum, and has a maturity date of December 5, 2018. If unpaid by us on or before the date which is 180 days from the issue date, EMA has the right to convert all or any part of the outstanding amount due under the Note into fully paid and non-assessable shares of our common stock at a price which is 70% of either the lowest sale price for our common stock on the principal market during the ten (10) consecutive trading days including and immediately preceding the conversion date, or the closing bid price, whichever is lower.

As additional consideration for the EMA Note, we granted EMA 1,200,000 warrants to purchase our common stock at an exercise price of $0.11 per share until December 5, 2022 (the “EMA Warrant”). The EMA Note was issued to EMA, a U.S. person (as that term is defined in Regulation S of the Securities Act of 1933, as amended) in a transaction in which we relied on the exemptions from the registration requirements provided for in Regulation S and/or Section 4(a)(2) of the Securities Act.

A copy of the form of the EMA SPA, the EMA Note, and the EMA Warrant Agreement are attached to this Form 8-K as Exhibit 10.1, Exhibit 10.2 and 10.3 respectively, and are incorporated by reference herein. The foregoing description of the EMA SPA, the EMA Note and the EMA Warrant do not purport to be complete and are qualified in their entirety by reference to the EMA SPA, the EMA Note and the EMA Warrant.

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Effective December 8, 2017, pursuant to a securities purchase agreement dated December 5, 2017 (the “Auctus SPA”), we issued an unsecured convertible note payable to Auctus Fund, LLC, (“Auctus”) in the amount of $185,000 (the “Auctus Note”). The Auctus Note bears interest at the rate of 8% per annum, and has a maturity date of December 5, 2018. If unpaid by us on or before the date which is 180 days from the issue date, Auctus has the right to convert all or any part of the outstanding amount due under the Auctus Note into fully paid and non-assessable shares of our common stock at a price which is 70% of either the lowest sale price for our common stock on the principal market during the ten (10) consecutive trading days including and immediately preceding the conversion date, or the closing bid price, whichever is lower.

As additional consideration for the Auctus Note, we granted Auctus 1,200,000 warrants to purchase our common stock at an exercise price of $0.11 per share until December 5, 2022 (the “Auctus Warrant”). The Auctus Note was issued to Auctus, a U.S. person (as that term is defined in Regulation S of the Securities Act of 1933, as amended) in a transaction in which we relied on the exemptions from the registration requirements provided for in Regulation S and/or Section 4(a)(2) of the Securities Act.

A copy of the form of the Auctus SPA, the Auctus Note, and the Auctus Warrant Agreement are attached to this Form 8-K as Exhibit 10.4, Exhibit 10.5 and 10.6 respectively, and are incorporated by reference herein. The foregoing description of the Auctus SPA, the Auctus Note and the Auctus Warrant do not purport to be complete and are qualified in their entirety by reference to the Auctus SPA, the Auctus Note and the Auctus Warrant.

Effective December 14, 2017, pursuant to a securities purchase agreement dated December 13, 2017 (the “SPA”), we issued an unsecured convertible note payable to Power Up Lending Group, Ltd., (“PUP”) in the amount of $105,000 (the “PUP Note”). The PUP Note bears interest at the rate of 8% per annum, and has a maturity date of September 20, 2018. If unpaid by us on or before the date which is 180 days from the issue date, PUP has the right to convert all or any part of the outstanding amount due under the Note into fully paid and non-assessable shares of our common stock at a price which is 70% of either the lowest sale price for our common stock on the principal market during the ten (10) consecutive trading days including and immediately preceding the conversion date, or the closing bid price, whichever is lower.

The Note was issued to PUP, a U.S. person (as that term is defined in Regulation S of the Securities Act of 1933, as amended) in a transaction in which we relied on the exemptions from the registration requirements provided for in Regulation S and/or Section 4(a)(2) of the Securities Act.

A copy of the form of the PUP SPA and the PUP Note are attached to this Form 8-K as Exhibit 10.1, Exhibit 10.7 and 10.8 respectively, and are incorporated by reference herein. The foregoing description of the PUP SPA and the PUP Note do not purport to be complete and are qualified in their entirety by reference to the PUP SPA and the PUP Note.

ITEM 9.01	FINANCIAL STATEMENTS AND EXHIBITS

10.1	December 5, 2017 Securities Purchase Agreement between nFusz, Inc. and EMA Financial, LLC.

10.2	December 5, 2017 8% Unsecured Convertible Note issued to EMA Financial, LLC.

10.3	December 5, 2017 Warrant Agreement for EMA Financial, LLC.

10.4	December 5, 2017 Securities Purchase Agreement between nFusz, Inc. and Auctus Fund, LLC.

10.5	December 5, 2017 8% Unsecured Convertible Note issued to Auctus Fund, LLC.

10.6	December 5, 2017 Warrant Agreement for Auctus Fund, LLC.

10.7	December 13, 2017 Securities Purchase Agreement between nFusz, Inc. and Power Up Lending Group, Ltd.

10.8	December 13, 2017 8% Unsecured Convertible Note issued to Power Up Lending Group, Ltd.

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this current report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: December 14, 2017	nFüsz, Inc.
By: “Rory J. Cutaia”
/s/ Rory J. Cutaia	Name: Rory J. Cutaia
Title: Chairman and Chief Executive Officer

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